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                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 16, 2000


                                  Gliatech Inc.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                  0-20096                    34-1587242
         --------                  -------                    ----------
      (State or other      (Commission File Number)       (I.R.S. Employer
      jurisdiction of                                    Identification No.)
      incorporation)


23420 Commerce Park Road, Cleveland, Ohio                               44122
-----------------------------------------                             ----------
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (216) 831-3200
                                                    --------------

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Item 5. Other Events.
        -------------

        On August 23, 2000, the Food and Drug Administration (the "FDA") issued a Form FDA 483 to the Company, which cited observations of the FDA. On September 14, 2000, the Company issued a response to the FDA regarding the Form FDA 483. A redacted copy of the Company's response is filed as
        Exhibit 99.1 hereto and is incorporated herein by reference thereto. In addition, the Company issued a press release on October 16, 2000 relating to such response to the Form FDA 483, a copy of which is filed as Exhibit 99.2 hereto and is incorporated herein by reference thereto.


Item 7. Financial Statements and Exhibits.
         ----------------------------------

        (a) None.
        (b) None.
        (c) Exhibits

            99.1 The Company's response to the Form FDA 483, dated as of
                 September 14, 2000.

            99.2 Press Release, dated October 16, 2000, issued by the Company.
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                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GLIATECH INC.


                                            By:/s/ Rodney E. Dausch
                                               --------------------
                                            Name:  Rodney E. Dausch
                                            Title: Chief Operating Officer and
                                                   Secretary


Dated: October 16, 2000
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                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.                 EXHIBIT
-----------                 -------

99.1 The Company's response to the Form FDA 483, dated as of September 14, 2000.

99.2                        Press Release, dated October 16, 2000, issued by the
                            Company.